Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2

Dated as of July 27, 2023

to

CREDIT AGREEMENT

Dated as of August 6, 2021

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of July 27, 2023 by and among Cabot Corporation, a Delaware corporation (the “Company”), the Lenders party hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of August 6, 2021, by and among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, pursuant to Section 10.02(e) of the Credit Agreement, the Administrative Agent and the Company may, with any further action or consent of any other party to the Credit Agreement, amend the Credit Agreement to amend, modify or supplement any provision of the Credit Agreement or any other Loan Document to cure any ambiguity, omission, mistake, typographical error or other defect therein;

WHEREAS, the Credit Agreement contains references to Section 9.03 of the Credit Agreement but no such Section 9.03 of the Credit Agreement exists;

WHEREAS, such references to Section 9.03 of the Credit Agreement were intended to refer to Section 10.03 of the Credit Agreement; and

WHEREAS, pursuant to and in accordance with Section 10.02(e) of the Credit Agreement, the Company and the Administrative Agent have agreed to amend the Credit Agreement as set forth in Section 1 of this Amendment to correct such mistakes;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.
Amendments to the Credit Agreement. Effective as of the date of satisfaction of the condition to effectiveness set forth in Section 2 below (such date, the “Amendment Effective Date”) the parties hereto agree that each reference to “Section 9.03” in the Credit Agreement shall be amended and restated to be a reference to “Section 10.03” of the Credit Agreement (the Credit Agreement as so amended, the “Amended Credit Agreement”).
2.
Condition to Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts to this Amendment, duly executed by both of the Company and the Administrative Agent.

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3.
Representations and Warranties of the Company. The Company hereby represents and warrants to the Lenders on the Amendment Effective Date that each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.
Reference to and Effect on the Credit Agreement.
(a)
From and after the effectiveness of the amendment to the Credit Agreement evidenced hereby, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.
(b)
Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)
This Amendment shall be a Loan Document.
5.
Governing Law; Jurisdiction. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.
Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

CABOT CORPORATION,

as the Company

By: /S/ Steven J. Delahunt

Name: Steven J. Delahunt

Title: Vice President and Treasurer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation

JPMORGAN CHASE BANK, N.A.,

as the Administrative Agent

By: /S/ Jonathan Bennett

Name: Jonathan Bennett

Title: Managing Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of August 6, 2021

Cabot Corporation